UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                               -------------

                                  FORM 8 K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)   October 19, 2006
                                                  ----------------


                                Zanett, Inc.
-----------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)


Delaware                          001-32589                    56-4389547
-----------------------------------------------------------------------------
(State or other jurisdiction    (Commission               (IRS Employer
of incorporation)               File Number)             Identification No.)


635 Madison Avenue, 15th Floor, New York, NY                    10022
-----------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (646)502-1800
                                                            -----------------


-----------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 2.02   Results of Operations and Financial Condition.

      On October 19, 2006, Zanett, Inc. issued a press release announcing an upward revision to its previous revenue guidance for the three month period ended September 30, 2006. This press release is furnished herewith as
Exhibit 99.1 to this From 8-K and is incorporated by reference into this Item
2.02 as if fully set forth herein.


Item 8.01   Other Events

      On October 23, 2006, Zanett, Inc. issued a press release announcing comments made by its chairman and CEO Claudio Guazzoni regarding strategy, the company's fundamentals, a share buy-back program and the stock price. This press release is furnished herewith as Exhibit 99.2 to this Form 8-K and is incorporated by reference into this Item 8.01 as if fully set forth herein.


Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits

   99.1    Press release dated October 19, 2006.
99.2    Press release dated October 23, 2006.




                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ZANETT, INC.



Date:  October 23, 2006                By: /s/ Dennis Harkins
                                       Dennis Harkins
                                       Chief Financial Officer


EXHIBIT INDEX

Number            Description

99.1              Press release dated October 19, 2006.
PHTRANS\463898\1